                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
         (a company consisting of 14 separate operational portfolios)
                          1221 Avenue of the Americas
                           New York, New York 10020

                               ----------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               October 11, 2001
                               ----------------

   The Universal Institutional Funds, Inc. (the "Fund") is holding a special meeting of shareholders on October 11, 2001, at 8:30 a.m., New York time. The meeting is scheduled to be held at the offices of Morgan Stanley Investment Management Inc., which conducts business under the name Morgan Stanley Asset Management, 22nd floor, 1221 Avenue of the Americas, New York, New York 10020. The purposes of the meeting are as follows:

  Proposal 1: For the shareholders of the Fund to elect Directors; and

  Proposal 2: For the shareholders of the Fund to consider and act upon any other business as may properly come before the meeting or any adjournment thereof.

   Only holders of record of shares of the Fund as of the close of business on August 3, 2001 are entitled to notice of and to vote at the meeting and at any adjournments or postponements thereof. If you attend the meeting for the Fund, you may vote your shares in person. If you do not expect to attend the meeting, please fill in, date, sign and promptly return the enclosed proxy card in the enclosed self-addressed envelope.

   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          Mary E. Mullin
                                          Secretary,
                                          The Universal Institutional Funds,
                                           Inc.

Dated: August 23, 2001

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
         (a company consisting of 14 separate operational portfolios)
                          1221 Avenue of the Americas
                           New York, New York 10020

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                               October 11, 2001

   This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board," the directors of which are referred to as the "Directors," or each individually, a "Director") of The Universal Institutional Funds, Inc. (the "Fund") for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Morgan Stanley Investment Management Inc., 22nd floor, 1221 Avenue of the Americas, New York, New York 10020 on October 11, 2001, at 8:30 a.m., New York time, and at any and all adjournments or postponements thereof. This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to the holders of common stock of the Fund (each a "Shareholder" and collectively, the "Shareholders") on or about August 23, 2001 or as soon as practicable thereafter.

   If the accompanying proxy card is executed properly and returned, shares represented by it will be voted at the Meeting by the persons named as proxies (the "Proxies," or each individually, a "Proxy") in accordance with the instructions on the proxy card. However, if no instructions are specified, shares will be voted for the election of the nominees for Directors of the Fund ("Proposal 1") and, in the discretion of the Proxy or Proxies, for any other matters respecting the Fund that may properly come before the Meeting, or any adjournments thereof, and that are deemed appropriate. Shareholders may revoke their proxy votes at any time prior to the time they are cast by written notice to the Secretary of the Fund or by attendance at the Meeting.

   The close of business on August 3, 2001 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the record date, the portfolios of the Fund (each a "Portfolio" and collectively, the "Portfolios") had shares outstanding and entitled to vote as set forth below:

   Portfolio                                           Shares Outstanding
   ---------                                           ------------------
   Active International Allocation Portfolio.....                 1,900,795.534
   Asian Equity Portfolio........................ Not Operational as of 8/03/01
   Balanced Portfolio............................        Unfunded as of 8/03/01
   Core Equity Portfolio.........................        Unfunded as of 8/03/01
   Emerging Markets Debt Portfolio...............                 6,561,357.211
   Emerging Markets Equity Portfolio.............                23,541,025.872
   Equity Growth Portfolio.......................                 9,471,177.194
   Fixed Income Portfolio........................                 9,930,874.509
   Global Value Equity Portfolio.................                 5,497,526.009
   High Yield Portfolio..........................                 7,015,793.143
   International Fixed Income Portfolio..........        Unfunded as of 8/03/01
   International Magnum Portfolio................                 6,205,391.545
   Investment Grade Fixed Income Portfolio.......        Unfunded as of 8/03/01
   Latin American Portfolio......................        Unfunded as of 8/03/01
   Mid Cap Growth Portfolio......................                 2,637,297.834
   Mid Cap Value Portfolio.......................                 9,179,084.245
   Money Market Portfolio........................                59,218,741.110
   Multi-Asset-Class Portfolio...................        Unfunded as of 8/03/01
   U.S. Real Estate Portfolio....................                28,211,290.624
   Targeted Duration Portfolio...................        Unfunded as of 8/03/01
   Technology Portfolio..........................                 7,163,687.306
   Value Portfolio...............................                 3,248,675.709

   The shares of the Fund are currently held only by insurance companies (the "Insurance Companies") for allocation to certain of their separate accounts (each an "Account") established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies they issue (collectively, the variable annuity contracts and the variable life policies are hereafter referred to as the "Contracts").

   In accordance with their view of currently applicable law, the Insurance Companies will vote the shares of each of the Portfolios held in the applicable Account based on instructions received from the owners of Contracts ("Contract Owners") having the voting interest in the corresponding sub-accounts of the Account. In connection with the solicitation of such instructions from such Contract Owners, it is understood and expected that the Insurance Companies will furnish a copy of this Proxy Statement to Contract Owners and that the Insurance Companies will furnish to Contract Owners one or more instruction cards by which the Contract Owners may provide their instructions to the Insurance Companies. Shares for which no instructions are received in time to be voted will be voted by the Insurance Companies in the same proportion as shares for which instructions have been received in time to be voted.

   The expense of solicitation will be borne by the Fund. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, facsimile or oral communications by regular employees of certain affiliates of the Fund, including Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LP) ("MSI") and Morgan Stanley Investment Management Inc. which conducts business under the name Morgan Stanley Asset Management ("MSAM"), the investment advisers to the Fund's Portfolios (each, an "Adviser," and collectively the "Advisers"), who will receive no extra compensation for their services. The process of solicitation and tabulation of the Fund's proxy votes will be overseen by Georgeson Shareholder Communications, a proxy solicitation firm expected to be engaged at a cost not expected to exceed $3,000, plus expenses, for the Fund.

   The Fund will furnish, without charge, a copy of its most recent annual report to any Shareholder requesting such report. Requests for the annual reports should be made in writing to the Fund at the address listed above or by calling the following toll-free number: 1-800-281-2715.

   If you do not expect to be present at the Meeting and wish your shares to be voted, please date and sign the enclosed proxy and mail it in the enclosed reply envelope, allowing sufficient time for the card to be received on or before 8:30 a.m., New York time, on October 11, 2001. Any proxy given by a Shareholder is revocable until voted at the Meeting.

   THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1.

PROPOSAL 1:

                             ELECTION OF DIRECTORS

   At the Meeting, Shareholders will be asked to elect eleven individuals to constitute the Board of Directors of the Fund. The proposed slate of nominees reflects an effort to consolidate the separate Boards of certain institutional funds advised by the Advisers. The consolidation is expected to provide administrative efficiencies to the Fund and facilitate offering the full range of available services to its Shareholders. The individual nominees were selected after careful consideration by the Fund's present Board of Directors.

   The election of each of the listed nominees for Director requires the favorable vote of a majority of shares represented at the Meeting at which a majority of Shareholders entitled to vote is present. The persons named as Proxies on the enclosed proxy card will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy card. Each Director so elected will serve as a Director of the Fund until the next meeting of Shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Each of the nominees has indicated that he is willing to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the Proxies will vote for such other nominee or nominees as the current Directors may recommend.

Information Regarding Nominees

   The following table presents information about the nominees.

   Director Nominees currently serving as Directors of the Fund

                                                          Business Experience During the Past
                                 Position and Term of          Five Years, Including all
Name, Address and Date of Birth  Office with the Fund                Directorships
-------------------------------  ---------------------   --------------------------------------
Barton M. Biggs*...............    Chairman and Director Chairman, Director and Managing
 1221 Avenue of the Americas       (since April 1996)    Director of Morgan Stanley Investment
 New York, NY 10020                                      Management Inc. and Chairman and
 11/26/32                                                Director of Morgan Stanley Investment
                                                         Management Limited; Managing Director
                                                         of Morgan Stanley & Co. Incorporated;
                                                         Member of the Yale Development Board;
                                                         Director and Chairman of the Board of
                                                         various U.S. registered investment
                                                         companies managed by Morgan Stanley
                                                         Investment Management Inc.

John D. Barrett II.............    Director              Chairman and Director of Barrett
 Barrett Associates, Inc.          (since April 1996)    Associates, Inc. (investment
 565 Fifth Avenue                                        counseling); Director of the Ashforth
 New York, NY 10017                                      Company (real estate); Director of
 8/21/35                                                 various U.S. registered investment
                                                         companies managed by Morgan Stanley
                                                         Investment Management Inc.

Gerard E. Jones................    Director              Of Counsel, Shipman & Goodwin, LLP
 Shipman & Goodwin, LLP            (since April 1996)    (law firm); Director of Tractor Supply
 43 Arch Street                                          Company, Tiffany Foundation, Fairfield
 Greenwich, CT 06830                                     County Foundation and Director of
 1/23/37                                                 various U.S. registered investment
                                                         companies managed by Morgan Stanley
                                                         Investment Management Inc.

William G. Morton, Jr..........    Director              Chairman Emeritus and former Chief
 100 Franklin Street               (since February 2000) Executive Officer of Boston Stock
 Boston, MA 02110                                        Exchange; Director of Radio Shack
 3/13/37                                                 Corporation (electronics); Director of
                                                         various U.S. registered investment
                                                         companies managed by Morgan Stanley
                                                         Investment Management Inc.

Michael Nugent.................    Director              General Partner, Triumph Capital,
 c/o Triumph Capital, L.P.         (since July 2001)     L.P., a private investment
 237 Park Avenue                                         partnership; Chairman of the Insurance
 New York, NY 10017                                      Committee and Director or Trustee of
 5/25/36                                                 the retail families of funds advised
                                                         by Morgan Stanley Investment Advisors
                                                         Inc.; Trustee of Morgan Stanley
                                                         Institutional Fund Trust; Director of
                                                         various U.S. registered investment
                                                         companies managed by Morgan Stanley
                                                         Investment Management Inc.; formerly
                                                         Vice President, Bankers Trust Company
                                                         and BT Capital Corporation; director
                                                         of various business organizations.

Fergus Reid....................    Director              Chairman and Chief Executive Officer
 85 Charles Colman Blvd.           (since April 1996)    of Lumelite Plastics Corporation;
 Pawling, NY 12564                                       Trustee and Director of approximately
 8/12/32                                                 30 investment companies in the
                                                         JPMorgan Funds complex managed by JP
                                                         Morgan Investment Management Inc.;
                                                         Director of various U.S. registered
                                                         investment companies managed by Morgan
                                                         Stanley Investment Management Inc.

--------
* "Interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.

   Director Nominees not currently serving as Directors of the Fund

                                 Position and Term   Business Experience During the Past
                                  of Office with          Five Years, Including all
Name, Address and Date of Birth      the Fund                   Directorships
-------------------------------  -----------------  --------------------------------------
Thomas P. Gerrity..............  None               Trustee, Morgan Stanley Institutional
 219 Grays Lane                                     Fund Trust (formerly MAS Funds);
 Haverford, PA 19041                                Professor of Management, Director of
 7/13/41                                            the Electronic Commerce Forum, and
                                                    formerly Dean, Wharton School of
                                                    Business, University of Pennsylvania;
                                                    Director, ICG Commerce, Inc.; Sunoco;
                                                    Fannie Mae; Reliance Group Holdings;
                                                    CVS Corporation; Knight-Ridder, Inc.;
                                                    Internet Capital Group; Investor Force
                                                    Holdings, Inc.; formerly Director,
                                                    IKON Office Solutions, Inc., Fiserv,
                                                    Digital Equipment Corporation and
                                                    Union Carbide Corporation.

Vincent R. McLean..............  None               Trustee, Morgan Stanley Institutional
 702 Shackamaxon Dr.                                Fund Trust (formerly MAS Funds);
 Westfield, NJ 07090                                Director, Legal and General America,
 6/1/31                                             Inc.; Director, Banner Life Insurance
                                                    Co.; Director, William Penn Life
                                                    Insurance Company of New York;
                                                    formerly Executive Vice President,
                                                    Chief Financial Officer, Director and
                                                    Member of the Executive Committee of
                                                    Sperry Corporation (now part of Unisys
                                                    Corporation).

C. Oscar Morong, Jr. ..........  None               Trustee, Morgan Stanley Institutional
 1385 Outlook Drive West                            Fund Trust (formerly MAS Funds);
 Mountainside, NJ 07092                             Managing Director, Morong Capital
 4/22/35                                            Management; Trustee and Chairman of
                                                    the mutual funds in the Smith
                                                    Barney/CitiFunds fund complex;
                                                    formerly Senior Vice President and
                                                    Investment Manager for CREF, TIAA-CREF
                                                    Investment Management, Inc.
                                                    (investment management); formerly
                                                    Director, The Indonesia Fund (mutual
                                                    fund); Director, Ministers and
                                                    Missionaries Benefit Board of American
                                                    Baptist Churches.

Joseph J. Kearns...............  None               Trustee, Morgan Stanley Institutional
 6287 Via Escondido                                 Fund Trust (formerly MAS Funds);
 Malibu, CA 90265                                   Investment consultant; Director,
 8/2/42                                             Electro Rent Corporation; Director,
                                                    The Ford Family Foundation; formerly
                                                    CFO of The J. Paul Getty Trust.

Ronald E. Robison*.............  President          President, Morgan Stanley
 1221 Avenue of the Americas     (since March 2001) Institutional Fund, Inc. and Morgan
 New York, New York 10020                           Stanley Strategic Adviser Fund, Inc.;
 1/13/39                                            Chief Operations Officer and Managing
                                                    Director of Morgan Stanley Investment
                                                    Management Inc.; Managing Director of
                                                    Morgan Stanley & Co. Incorporated;
                                                    Director and President of various U.S.
                                                    registered investment companies
                                                    managed by Morgan Stanley Investment
                                                    Management Inc.; Previously, Managing
                                                    Director and Chief Operating Officer
                                                    of TCW Investment Management Company.

--------
* "Interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.

   Board Approval of the Election of Directors

   On July 9, 2001, the Board approved setting the number of Directors at eleven and recommended that Shareholders vote for each of the nominees for Director named herein.

   Board Meetings and Committees

   The Board of Directors of the Fund has an Audit Committee, a Valuation Committee and a Nominating and Compensation Committee. The Audit Committee is composed entirely of Directors who are not "interested persons" ("Interested Directors") as defined under the Investment Company Act of 1940, as amended, of the Fund ("Independent Directors"). Currently, the Audit Committee is composed of Messrs. Jones and Morton. The

Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations.

   The Valuation Committee of the Board meets from time to time as necessary to value any securities or currency held by the Fund for which market quotations are not available through the Fund's usual pricing procedures. The Valuation Committee consists of at least two members of the Board, one of whom may be an Interested Director.

   The Nominating and Compensation Committee of the Board currently consists of Messrs. Barrett and Reid and is responsible for evaluating and recommending nominees for election to the Board, such nominees being either interested persons or non-interested persons of the Fund.

   During the Fund's fiscal year ended December 31, 2000, there were five meetings of the Board of Directors, three meetings of the Audit Committee, one meeting of the Valuation Committee and the Nominating and Compensation Committee did not meet. Each Director attended 75% or more of the aggregate number of Board meetings and applicable committee meetings held during the period for which he was a Director except for Barton M. Biggs.

   Additional Information Regarding Officers and Directors, Including Share Ownership

   Additional information regarding the officers and current Directors of the Fund is set forth in Appendix A.

Compensation of Trustees and Officers

   Currently, the Fund, together with certain other funds advised by the Advisers or their affiliates (the "Affiliated Funds," and together with the Fund, the "Fund Group") for which a Director serves as a director, pays each Independent Director an annual retainer fee of $75,000, plus reasonable out-of-pocket expenses for service as a director and for serving on the Board's Audit and/or Nominating and Compensation Committees. Director's fees are allocated among the funds in the Fund Group for which the Director serves as a director in proportion to their respective average net assets. Directors who are also officers or affiliated persons receive no remuneration from the Fund for their services as directors. The officers and employees of the Fund are paid by Morgan Stanley Investment Management Inc. or its agents.

   If the proposed reconfiguration of the Board is approved by Shareholders, the newly-configured Board will be compensated under a new payment structure whereby the Directors' fees will be allocated among a broader Fund Group. Under this structure, the Fund Group will continue to pay each Independent Director an annual retainer fee of $75,000 and will pay the following additional amounts to Directors for performing certain services for all of the funds in the Fund Group, including the Fund; $5,000 annually for performing the duties of Chairman of the Audit Committee, $5,000 annually for performing the duties of Chairman of the Nominating and Compensation Committee, $2,500 for each in-person Board meeting attended, and $1,000 for each telephonic Board meeting attended.

   The Fund maintains an unfunded deferred compensation plan (the "Deferred Compensation Plan") which allows each Independent Director to defer payment of all, or a portion, of the fees he receives for serving on the Board throughout the year. Each eligible director generally may elect to have the deferred amounts credited with a return equal to either of the following: (i) a rate equal to the prevailing rate for 90-day U.S. Treasury Bills, or (ii) a rate equal to the total return on one or more Portfolios of the Fund. Distributions generally are in the form of equal annual installments over a period of five years beginning on the first day of the year following the year in which the director's service terminates, except that the Board, in its sole discretion, may accelerate or extend such distribution schedule. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible director and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

   Compensation Table

   The aggregate compensation paid by the Fund to each of its Directors serving during the previous and current fiscal years is set forth in the compensation tables below. The aggregate compensation paid to such Directors during the previous fiscal year by the Fund, and by any other funds that have a common investment adviser or have an investment adviser that is an affiliated person of the Advisers (the "Fund Complex") are also set forth in the compensation tables below.

                              Aggregate      Pension Or                   Total Compensation    Number Of
                          Compensation From  Retirement                   From The Fund And   Funds In The
                           The Fund During    Benefits                     The Fund Complex   Fund Complex
                          Fiscal Year Ended  Accrued As  Estimated Annual During Fiscal Year    For Which
                            December 31,    Part Of Fund  Benefits Upon         Ended           Trustee/
Name of Person, Position       2000/1/        Expenses      Retirement    December 31, 2000  Director Served
------------------------  ----------------- ------------ ---------------- ------------------ ---------------
Barton M. Biggs,........         None           None           None                None             16
 Director
John D. Barrett II,.....       $3,922           None           None            $ 70,000             16
 Director
Fergus Reid,............       $3,922           None           None            $ 73,550             16
 Director
Gerard E. Jones,........       $2,118           None           None            $ 83,550             16
 Director
William G. Morton,             $2,118           None           None            $ 70,000             16
 Jr.,...................
 Director
Michael Nugent,.........         None           None           None            $199,759             97
 Director
Thomas P. Gerrity,......         None           None           None            $ 78,000              1
 Trustee
Joseph J. Kearns,.......         None           None           None            $ 78,000              1
 Trustee
Vincent R. McLean,......         None           None           None            $ 78,000              1
 Trustee
C. Oscar Morong, Jr.,...         None           None           None            $ 78,000              1
 Trustee

--------
/1/As of December 31, 2000, the total compensation from the Fund that has been deferred by the Directors is as follows: Fergus Reid--$3,922.00.

   As of June 30, 2001, to the knowledge of the Adviser, the Directors and executive officers of the Fund, individually and as a group, beneficially own less than 1% of the outstanding shares of the Fund or any series thereof.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR
                                 EACH NOMINEE.

                            ADDITIONAL INFORMATION

General

   The presence at the Shareholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of the Fund shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposals is not obtained at the Meeting, the Proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxy votes if the Proposals did not receive the vote necessary for their passage or to obtain a quorum. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, Shareholders are urged to forward their voting instructions promptly.

   Appendix B sets forth the beneficial owners of more than 5% of each class of each Portfolio's shares. To the best of the Fund's knowledge, as of August 3, 2001, no person owned beneficially more than 5% of any Portfolio's outstanding shares, except as stated in Appendix B.

Principal Underwriter and Administrator

   MSAM serves as the Administrator of the Fund. Morgan Stanley & Co. Incorporated, whose principal address is 1221 Avenue of the Americas, New York, New York 10020, is the principal underwriter for the Fund.

                    AUDIT COMMITTEE REPORTS AND AUDIT FEES

Reports of the Audit Committees

   At a meeting held on June 15, 2000, the Board, including a majority of the Independent Directors, acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 2001. The Audit Committee of the Fund has received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 and have discussed with Ernst & Young LLP their independence with respect to the Fund.

   The Audit Committee of the Fund is composed of Messrs. Jones and Morton, both of whom are Independent Directors.

   The Fund does not know of any direct financial or material indirect financial interest of Ernst & Young LLP in the Fund. Although it is not expected that a representative of Ernst & Young LLP will attend the Meeting, a representative will be available by telephone to respond to Shareholder questions, if any.

Audit Fes

   The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of the Fund's financial statements for the fiscal year ended December 31, 2000 are $236,000.

Financial Information Systems Design and Implementation Fees

   The aggregate fees billed for financial information systems design and implementation services rendered by Ernst & Young LLP to the Advisers and entities controlling, controlled by or under common control with the Advisers for the fiscal year ended December 31, 2000 was $385,000. No such services were performed for the Fund.

All Other Fees

   The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by Ernst & Young LLP to the Advisers, and entities controlling, controlled by or under common control with the Advisers for the fiscal year ended December 31, 2000 was $2.9 million. No such services were performed for the Fund. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP.

Certain Other Matters Concerning the Fund's Independent Auditors

   On July 5, 2000, PricewaterhouseCoopers LLP resigned as the independent accountants for the Fund. At a meeting held on June 15, 2000, the Board, including a majority of the Independent Directors, acting on the recommendation of the Audit Committee of the Fund, appointed Ernst & Young LLP as independent accountants for the Fund effective with the resignation of PricewaterhouseCoopers LLP. In connection with its audits for 1998 and 1999 and through July 5, 2000, the date of PricewaterhouseCoopers LLP's resignation as the independent accountants for the Fund, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference thereto in its report on the financial statements of the Fund for such years. Each report of PricewaterhouseCoopers LLP on the financial statements of the Fund for such years contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Submission of Shareholder Proposals

   Shareholders wishing to submit proposals for inclusion in a proxy statement for a Shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund at the address shown at the beginning of this Proxy Statement, within a reasonable time before the Fund begins to print and mail its proxy materials for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy cards will vote thereon according to their best judgment in the interest of the Fund.

   SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board,

                                          Mary E. Mullin
                                          Secretary,
                                          The Universal Institutional Fund,
                                           Inc.

Dated: August 23, 2001

                                                                     APPENDIX A

       ADDITIONAL INFORMATION REGARDING DIRECTORS, OFFICERS AND NOMINEES
                           INCLUDING SHARE OWNERSHIP

   Information about the Fund's current Directors, executive officers and nominees not currently serving as Directors is set forth below. Each officer of the Fund will hold such office until a successor has been duly elected by the Board. Each Director will hold such office until the Fund holds its next meeting of Shareholders or until his successor is duly elected or qualified.

                                                                                            Amount and
                                                                                             nature of
                                                                                            beneficial
                                              Position and term of     Title of class(es) ownership as of Percent of
 Name, address and date of birth              office with the Fund     beneficially owned  June 30, 2001    Class
 -------------------------------            ------------------------   ------------------ --------------- ----------
 John D. Barrett II/2/ .................... Director (since April             None             None          None
                                            1996)
  Barrett Associates Inc.
  565 Fifth Avenue
  New York, NY 10135
  8/21/35

 Barton M. Biggs/1/,/2/ ................... Chairman and Director             None             None          None
                                            (since April 1996)
  Morgan Stanley Investment Management Inc.
  1221 Avenue of the Americas
  New York, NY 10020
  11/26/32

 Gerard E. Jones/2/ ....................... Director (since April             None             None          None
                                            1996)
  Shipman & Goodwin, LLP
  43 Arch Street
  Greenwich, CT 06830
  1/23/37

 William G. Morton, Jr./2/ ................ Director (since February          None             None          None
                                            2000)
  100 Franklin Street
  Boston, MA 02110
  3/13/37

 John D. Barrett II/2/ .................... Director (since April             None             None          None
                                            1996)
  Barrett Associates Inc.
  565 Fifth Avenue
  New York, NY 10135
  8/21/35

 Michael Nugent/2/ ........................ Director (since July              None             None          None
                                            2001)
  c/o Triumph Capital, L.P.
  237 Park Avenue
  New York, New York 10017
  5/25/36

 Fergus Reid/2/ ........................... Director (since April             None             None          None
                                            1996)
  85 Charles Colman Blvd
  Pawling, NY 12564
  8/12/32

 Ronald E. Robison/1/,/2/ ................. President (since March            None             None          None
                                            2001)
  Morgan Stanley Investment Management Inc.
  1221 Avenue of the Americas
  New York, NY 10020
  1/13/39


                                                                                           Amount and
                                                                                            nature of
                                                                                           beneficial
                                               Position and term of   Title of class(es) ownership as of Percent of
 Name, address and date of birth               office with the Fund   beneficially owned  June 30, 2001    Class
 -------------------------------              ---------------------   ------------------ --------------- ----------
 Joseph P. Stadler........................... Vice President                 None             None          None
  Morgan Stanley Investment Management Inc.   (since January 1997)
  1221 Avenue of the Americas
  New York, NY 10020
  6/7/54

 Stefanie V. Chang........................... Vice President                 None             None          None
  Morgan Stanley Investment Management Inc.   (since December 1997)
  1221 Avenue of the Americas
  New York, NY 10020
  11/30/66

 Arthur J. Lev............................... Vice President (since          None             None          None
  Morgan Stanley Investment Management Inc.   June 2000)
  1221 Avenue of the Americas
  New York, NY 10020
  9/23/61

 Mary E. Mullin.............................. Secretary (since June          None             None          None
  Morgan Stanley Investment Management Inc.   1999)
  1221 Avenue of the Americas
  New York, NY 10020
  3/22/67

 Belinda A. Brady............................ Treasurer (since               None             None          None
  J.P. Morgan Investor Services Co.           September 1999)
  73 Tremont Street
  Boston, MA 02108-3913
  1/23/68

 Robin L. Conkey............................. Assistant Treasurer            None             None          None
  J.P. Morgan Investor Services Co.           (since December 1999)
  73 Tremont Street
  Boston, MA 02108-3913
  5/11/70

 James A. Gallo.............................. Vice President (since          None             None          None
  Morgan Stanley Investments LP               June 1998)
  One Tower Bridge
  West Conshohocken, PA 19428
  6/18/64

 Richard J. Shoch............................ Vice President (since          None             None          None
  Morgan Stanley Investments LP               June 1999)
  One Tower Bridge
  West Conshohocken, PA 19428
  10/28/66

--------
/1/ "Interested person" within the meaning of the 1940 Act.
/2/ Nominee for Director.

   As of June 30, 2001, Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

                                                                      APPENDIX B

                               BENEFICIAL OWNERS

   To the knowledge of the management of the Fund, as of June 30, 2001, the following were beneficial owners of more than 5% of the outstanding shares of a class of any Portfolio of the Fund's voting securities.

                                                                                     Percent of
                                                                                        Total
                                                                        Amount and    Shares of
                                                                         nature of    Class of
     Title of Portfolio/Class                                           Beneficial    Portfolio
        Beneficially Owned                   Name & Address              Ownership   Outstanding
     ------------------------                --------------            ------------- -----------
 Active International Allocation.. Morgan Stanley Group                1,000,000.000   56.0%
                                   Attn: Karen Terry
                                   1221 Avenue of the Americas
                                   New York, NY 10020
                                   Hartford Life & Annuity Insurance     384,306.404   21.5%
                                   Co,
                                   Separate Account Three
                                   Attn: David Ten Broeck
                                   P.O. Box 2999
                                   Hartford, CT 06104-2999
                                   The Travelers Sep. Acct. Abd 2        203,939.601   11.4%
                                   For Variable Annuities & Sep Acct
                                   One Tower Square
                                   Hartford, CT 06183
                                   The Travelers Sep. Acct. Abd          162,431.143    9.10%
                                   For Variable Annuities & Sep.
                                   Acct.
                                   One Tower Square
                                   Hartford, CT 06183
 Emerging Markets Debt............ Nationwide Life Insurance Company   3,189,931.228   41.3%
                                   C/O IPO Portfolio Accounting
                                   P.O. Box 182029
                                   Columbus, OH 43218-2029
                                   Fidelity Investments Life           1,424,090.134   18.4%
                                   Insurance Company
                                   82 Devonshire St.
                                   Boston, MA 02109
                                   Nationwide Life Insurance           1,324,905.337   17.1%
                                   C/O IPO Portfolio Accounting
                                   P.O. Box 182029
                                   Columbus, OH 43218-2029
                                   Hartford Life & Annuity Insurance     485,448.996    6.3%
                                   Co
                                   Separate Account Three
                                   Attn: David Ten Broeck
                                   P.O. Box 2999
                                   Hartford, CT 06104-2999
 Emerging Markets Equity.......... NYLIAC                              7,919,760.382   32.6%
                                   Attn: Chuck McCarthy
                                   300 Interpace Pky.
                                   Parsippany, NJ 07054
                                   Fidelity Investments Life           4,448,216.194   18.3%
                                   Insurance Company
                                   82 Devonshire St.
                                   Boston, MA 02109
                                   Northbrook Life Insurance Company   2,987,629.023   12.31%
                                   Attn: Financial Control
                                   300 N. Milwaukee, Suite An2s
                                   Vernon Hills, IL 60061

                                                                           Percent of
                                                                              Total
                                                              Amount and    Shares of
                                                               nature of    Class of
Title of Portfolio/Class                                      Beneficial    Portfolio
Beneficially Owned                  Name & Address             Ownership   Outstanding
------------------------            --------------           ------------- -----------
                          Hartford Life & Annuity Insurance  1,201,660.484     5.0%
                          Co
                          Separate Account Three
                          Attn: David Ten Broeck
                          P.O. Box 2999
                          Hartford, CT 06104-2999
Equity Growth...........  Northbrook Life Insurance Company  6,009,878.829    62.0%
                          Attn: Financial Control
                          300 N. Milwaukee, Suite An2s
                          Vernon Hills, IL 60061
                          American General Life Insurance    1,233,714.685    12.7%
                          Company
                          Attn: Debbie Kerai
                          P.O. Box 1591
                          Houston, TX 77251-1591
                          AIG Life Insurance Co Sep. Acct.     708,595.989     7.3%
                          IV
                          1 ALICO Plaza
                          Wilmington, DE 19801
Fixed Income............  Allmerica Financial Life           2,258,757.426    23.6%
                          Insurance & Annuity Company
                          Attn: Separate Account
                          Mail Station S-310
                          Worcester, MA 01653
                          Hartford Life & Annuity Insurance  1,759,621.554    18.4%
                          Co.
                          Separate Account Three
                          Attn: David Ten Broeck
                          P.O. Box 2999
                          Hartford, CT 06104-2999
                          General American Life Insurance    1,380,936.543    14.4%
                          Separate Account Thirty-Four B
                          13045 Tesson Ferry Rd.
                          Saint Louis, MO 63128
                          ICMG Registered Variable Life        818,732.032     8.5%
                          Separate Account
                          Attn: David Ten Broeck
                          P.O. Box 2999
                          Hartford, CT 06104-2999
                          TransAmerica Life Insurance          815,535.972     8.5%
                          Suite 700
                          401 North Tryon St.
                          Charlotte, NC 28210
                          Annuity Investors Life Insurance     733,318.555     7.7%
                          Co.
                          P.O. Box 5423
                          Cincinnati, OH 45201-5423
Global Value Equity.....  Fidelity Investments Life          2,095,184.881    39.0%
                          Insurance Company
                          82 Devonshire St.
                          Boston, MA 02109
                          Ameritas Variable Life Insurance     930,426.281    17.3%
                          Co.
                          Attn: Mary Anne Spearman
                          P.O. Box 82550
                          Lincoln, NE 68501-2550

                                                                           Percent of
                                                                              Total
                                                              Amount and    Shares of
                                                               nature of    Class of
Title of Portfolio/Class                                      Beneficial    Portfolio
Beneficially Owned                  Name & Address             Ownership   Outstanding
------------------------            --------------           ------------- -----------
                          The Travelers Sep. Acct. Abd 2       877,976.606    16.3%
                          For Variable Annuities & Sep.
                          Acct.
                          One Tower Square
                          Hartford, CT 06183
                          American General Life Insurance      706,233.962    13.1%
                          Company
                          Attn: Debbie Kerai
                          P.O. Box 1591
                          Houston, TX 77251-1591
                          Ameritas Variable Life Insurance     275,661.082     5.1%
                          Co.
                          Separate Account V
                          Attn: Mary Anne Spearman
                          P.O. Box 82550
                          Lincoln, NE 68501-2550
High Yield..............  Hartford Life & Annuity Insurance  2,802,962.551    40.1%
                          Co
                          Separate Account Three
                          Attn: David Ten Broeck
                          P.O. Box 2999
                          Hartford, CT 06104-2999
                          American General Life Insurance      934,817.065    13.4%
                          Company
                          Attn: Debbie Kerai
                          P.O. Box 1591
                          Houston, TX 77251-1591
                          TransAmerica Life Insurance          872,961.337    12.5%
                          Suite 700
                          401 North Tryon St.
                          Charlotte, NC 28210
                          Integrity Life Insurance Company     749,627.908    10.7%
                          515 West Market St.
                          Louisville, KY 40202
                          National Integrity Life Insurance    502,252.707     7.2%
                          Company
                          515 West Market St.
                          Louisville, KY 40202
International Magnum....  Northbrook Life Insurance Company  2,013,428.724    33.8%
                          Attn: Financial Control
                          300 N. Milwaukee, Suite An2s
                          Vernon Hills, IL 60061
                          Fidelity Investments Life            944,169.371    15.9%
                          Insurance Company
                          82 Devonshire St.
                          Boston, MA 02109
                          General American Life Insurance      894,960.605    15.0%
                          Separate Account Thirty-Four B
                          13045 Tesson Ferry Rd.
                          Saint Louis, MO 63128
                          American General Life Insurance      678,979.398    11.4%
                          Company
                          Attn: Debbie Kerai
                          P.O. Box 1591
                          Houston, TX 77251-1591
                          Ameritas Variable Life Insurance     552,362.498     9.3%
                          Co.
                          Attn: Mary Anne Spearman
                          P.O. Box 82550
                          Lincoln, NE 68501-2550

                                                                            Percent of
                                                                               Total
                                                               Amount and    Shares of
                                                               nature of     Class of
Title of Portfolio/Class                                       Beneficial    Portfolio
Beneficially Owned                  Name & Address             Ownership    Outstanding
------------------------            --------------           -------------- -----------
Mid Cap Growth..........  Nationwide Life Insurance Company   1,086,694.937    45.0%
                          C/O IPO Portfolio Accounting
                          P.O. Box 182029
                          Columbus, OH 43218-2029
                          The Travelers Sep. Acct. Abd 2        555,201.147    23.0%
                          For Variable Annuities & Sep.
                          Acct.
                          One Tower Square
                          Hartford, CT 06183
                          Lincoln Benefit Life                  281,626.413    11.7%
                          Nebraska Service Center
                          2940 South 84th St.
                          Lincoln, NE 68506
                          ICMG Hl Omniflex Life                 198,783.309     8.2%
                          Separate Account
                          Attn: Carol Lewis
                          P.O. Box 2999
                          Hartford, CT 06104-2999
                          Nationwide Life Insurance Company     185,823.099     7.7%
                          C/O IPO Portfolio Accounting
                          P.O. Box 182029
                          Columbus, OH 43218-2029
Mid Cap Value...........  Hartford Life & Annuity Insurance   2,533,589.105    30.4%
                          Co.
                          Separate Account Three
                          Attn: David Ten Broeck
                          P.O. Box 2999
                          Hartford, CT 06104-2999
                          Northbrook Life Insurance Company   2,118,666.045    25.4%
                          Attn: Financial Control
                          300 N. Milwaukee, Suite AN2S
                          Vernon Hills, IL 60061
                          American General Life Insurance     1,438,429.260    17.2%
                          Company
                          Attn: Debbie Kerai
                          P.O. Box 1591
                          Houston, TX 77251-1591
                          The Travelers Sep. Acct. Abd 2      1,170,167.916    14.0%
                          For Variable Annuities & Sep.
                          Acct.
                          One Tower Square
                          Hartford, CT 06183
Money Market............  AIG Life Insurance Co. Sep. Acct.  61,088,261.880    99.2%
                          IV
                          1 ALICO Plaza
                          Wilmington, DE 19801
U.S. Real Estate........  Nationwide Life Insurance Company  10,589,132.747    40.6%
                          NWVA-11
                          C/O IPO Portfolio Accounting
                          P.O. Box 182029
                          Columbus, OH 43218-2029
                          Nationwide Life Insurance Company   7,278,570.280    27.9%
                          C/O IPO Portfolio Accounting
                          P.O. Box 182029
                          Columbus, OH 43218-2029

                                                                            Percent of
                                                                               Total
                                                               Amount and    Shares of
                                                               nature of     Class of
Title of Portfolio/Class                                       Beneficial    Portfolio
Beneficially Owned                  Name & Address             Ownership    Outstanding
------------------------            --------------           -------------- -----------
                          Northbrook Life Insurance Company  11,470,391.385     5.6%
                          Attn: Financial Control
                          300 N. Milwaukee, Suite An2s
                          Vernon Hills, IL 6006
Value...................  American General Life Insurance     1,092,857.228    34.7%
                          Company
                          Attn: Debbie Kerai
                          P.O. Box 1591
                          Houston, TX 77251-1591
                          The Travelers Sep. Acct. Abd 2      1,052,477.776    33.4%
                          For Variable Annuities & Sep.
                          Acct.
                          One Tower Square
                          Hartford, CT 06183
                          General American Life Insurance       363,629.095    11.5%
                          Separate Account Thirty-Four B
                          13045 Tesson Ferry Rd.
                          Saint Louis, MO 63128
                          Annuity Investors Life Insurance      259,690.227     8.2%
                          Co.
                          P.O. Box 5423
                          Cincinnati, OH 45201-5423
Technology..............  Phoenix Home Life Insurance Co.     2,891,455.734    41.0%
                          Acct. # 10330
                          101 Munson St.
                          Greenfield, MA 01301
                          Phoenix Home Life Insurance Co.     2,060,975.745    29.2%
                          Acct. # 10328
                          101 Munson St.
                          Greenfield, MA 01301
                          The Travelers Sep. Acct. Abd 2        911,603.901    12.9%
                          For Variable Annuities & Sep.
                          Acct.
                          One Tower Square
                          Hartford, CT 06183
                          Kemper Investors Life Ins. Co.--      449,738.944     6.4%
                          Series I Tower 1,
                          17th Floor
                          1400 American Way
                          Schaumburg, IL 60173
                          Hartford Life & Annuity Insurance     377,239.078     5.4%
                          Co,
                          Separate Account Three
                          Attn: David Ten Broeck
                          P.O. Box 2999
                          Hartford, CT 06104-2999

                                  PROXY CARD

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                 C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on August 3, 2001 at the Special Meeting of Shareholders to be held on October 11, 2001, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement dated August 23, 2001.

            (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)
                               SEE REVERSE SIDE

[X] Please mark your votes as in this sample.

1.  Election of the following nominees as Directors:

John D. Barrett II                C. Oscar Morong Jr.
Barton M. Biggs                   William G. Morton, Jr.
Thomas P. Gerrity                 Michael Nugent
Gerard E. Jones                   Fergus Reid
Joseph J. Kearns                  Ronald E. Robison
Vincent R. McLean


    FOR                WITHHELD FROM
ALL NOMINEES           ALL NOMINEES
    [ ]                     [ ]


               ---------------------------------------------------
         [  ]  For all nominees except as written on line above

         THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE FUND SET FORTH ABOVE.

         PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN.

SIGNATURES(S)___________________________________

DATE _______________, 2001

         When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]